UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21374

PIMCO Income Strategy Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY		10019
(Address of principal executive offices)		(Zip code)

Lawrence G. Altadonna 1633 Broadway, New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	July 31, 2014

Date of reporting period:	October 31, 2013

Item 1. Schedule of Investments

PIMCO Income Strategy Fund Schedule of Investments

October 31, 2013 (unaudited)

Principal Amount (000s)		Value*
CORPORATE BONDS & NOTES - 24.5%
Airlines - 2.6%
	American Airlines Pass-Through Trust (d),
$3,614	9.73%, 9/29/14	$3,975,732
1,861	10.18%, 1/2/13	3,257,265
1,262	Continental Airlines Pass-Through Trust, 9.798%, 10/1/22	1,406,654
877	United Air Lines Pass-Through Trust, 10.40%, 5/1/18	990,485
		9,630,136
Auto Manufacturers - 3.8%
12,700	Ford Motor Co., 7.70%, 5/15/97	14,035,164

Banking - 12.5%
	Ally Financial, Inc.,
413	6.40%, 11/15/19	413,568
172	6.50%, 12/15/18 - 5/15/19	172,031
383	6.55%, 12/15/19	383,000
10	6.60%, 6/15/19	10,000
51	6.65%, 6/15/18	51,000
197	6.70%, 6/15/18 - 6/15/19	197,000
93	6.75%, 5/15/19 - 6/15/19	93,093
30	6.85%, 5/15/18	30,045
150	6.90%, 6/15/17	150,000
151	6.95%, 6/15/17	151,000
52	7.00%, 12/15/16 - 6/15/17	52,000
288	7.25%, 6/15/16	288,000
57	7.50%, 6/15/16	57,000
45	7.55%, 5/15/16	45,086
£7,500	Barclays Bank PLC, 14.00%, 6/15/19 (f)	16,533,611
$800	Citigroup, Inc., 6.125%, 8/25/36	844,582
	LBG Capital No. 1 PLC,
€200	7.375%, 3/12/20	288,481
£300	7.588%, 5/12/20	509,881
4,800	7.867%, 12/17/19	8,177,336
2,400	7.869%, 8/25/20	4,115,605
$2,000	8.50%, 12/17/21 (a)(c)(f)	2,133,514
£900	11.04%, 3/19/20	1,676,981
	LBG Capital No. 2 PLC,
534	9.125%, 7/15/20	930,689
2,200	11.25%, 9/14/23	4,084,820
$1,550	Royal Bank of Scotland Group PLC, 7.648%, 9/30/31 (f)	1,627,500
£2,000	Santander Issuances S.A. Unipersonal, 7.30%, 7/27/19 (converts to FRN on 9/27/14)	3,351,104
		46,366,927
Diversified Financial Services - 3.2%
$2,800	General Electric Capital Corp., 6.375%, 11/15/67 (converts to FRN on 11/15/17)	3,048,500
2,476	GSPA Monetization Trust, 6.422%, 10/9/29 (a)(b)(c)(h) (acquisition cost - $2,446,254; purchased 9/23/13)	2,457,394
7,000	ILFC E-Capital Trust I, 5.35%, 12/21/65 (a)(c)(j)	6,212,500
		11,718,394
Electric Utilities - 0.3%
1,219	Bruce Mansfield Unit, 6.85%, 6/1/34	1,292,437
1,100	Dynegy Roseton LLC / Dynegy Danskammer LLC Pass-Through Trust, 7.67%, 11/8/16, Ser. B (b)(d)(e)	27,343
		1,319,780
Insurance - 1.6%
2,000	AIG Life Holdings, Inc., 8.125%, 3/15/46 (a)(b)(c)(h) (acquisition cost - $1,753,150; purchased 7/12/10)	2,440,000
2,893	American International Group, Inc., 8.175%, 5/15/68 (converts to FRN on 5/15/38)	3,580,088
		6,020,088
Oil & Gas - 0.5%
1,600	Anadarko Petroleum Corp., 7.00%, 11/15/27	1,701,147
Total Corporate Bonds & Notes (cost-$78,669,832)		90,791,636

MUNICIPAL BONDS - 23.6%
California - 9.3%
5,800	Infrastructure & Economic Dev. Bank Rev., 6.486%, 5/15/49	6,314,054
900	Long Beach Redev. Agcy., Tax Allocation, 8.36%, 8/1/40	946,008

PIMCO Income Strategy Fund Schedule of Investments

October 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
$9,600	Los Angeles Department of Water & Power Rev., 6.166%, 7/1/40	$10,230,240
9,600	Metropolitan Water Dist. of Southern California Rev., 6.947%, 7/1/40	10,854,912
1,000	Palomar Community College Dist., GO, 7.194%, 8/1/45, Ser. B-1	1,116,840
600	Riverside Cnty. Economic Dev. Agcy., Tax Allocation, 7.50%, 10/1/30, Ser. A-T	632,562
900	State Univ. Rev., 6.484%, 11/1/41	1,050,120
3,600	Stockton Public Financing Auth. Rev., 7.942%, 10/1/38, Ser. B	3,285,972
		34,430,708
Georgia - 1.1%
3,900	Municipal Electric Auth. of Georgia Rev., 6.655%, 4/1/57	4,063,878

Illinois - 4.9%
6,000	Chicago, GO, 7.517%, 1/1/40	6,189,000
11,000	Municipal Electric Agcy. Rev., 6.832%, 2/1/35	12,012,660
		18,201,660
Nebraska - 1.9%
6,400	Public Power Generation Agcy. Rev., 7.242%, 1/1/41	7,001,792

Nevada - 3.1%
10,500	Las Vegas Valley Water Dist., GO, 7.013%, 6/1/39	11,443,845

New Jersey - 0.0%
200	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1-A	144,966

Ohio - 1.7%
5,000	American Municipal Power, Inc. Rev., Comb Hydroelectric Projects, 8.084%, 2/15/50, Ser. B	6,558,500

Texas - 1.3%
4,200	Dallas Convention Center Hotel Dev. Corp. Rev., 7.088%, 1/1/42	4,914,294

Virginia - 0.3%
1,000	Fairfax Cnty. Industrial Dev. Auth. Rev., Inova Health Systems, 5.00%, 5/15/40	1,025,100
Total Municipal Bonds (cost-$86,360,631)		87,784,743

MORTGAGE-BACKED SECURITIES - 23.2%
117	Banc of America Alternative Loan Trust, 6.00%, 1/25/36, CMO	91,726
	Banc of America Funding Trust, CMO,
3,989	6.00%, 8/25/36	3,892,237
2,212	6.00%, 3/25/37	1,964,316
3,796	6.00%, 8/25/37	3,283,686
	BCAP LLC Trust, CMO (a)(c)(j),
1,200	5.514%, 3/26/37	318,573
349	15.174%, 6/26/36	83,690
	Bear Stearns ALT-A Trust, CMO (j),
349	2.61%, 11/25/36	235,090
793	2.925%, 9/25/35	627,498
1,396	Bear Stearns Mortgage Funding Trust, 7.00%, 8/25/36, CMO	1,112,196
	Chase Mortgage Finance Trust, CMO,
11	2.823%, 12/25/35 (j)	9,390
1,096	6.00%, 2/25/37	975,994
754	6.00%, 7/25/37	675,006
2,005	6.25%, 10/25/36	1,808,001
166	Citicorp Mortgage Securities Trust, 5.50%, 4/25/37, CMO	167,031
	Countrywide Alternative Loan Trust, CMO,
342	5.50%, 3/25/35	304,433
4,336	5.50%, 12/25/35	3,717,200
156	5.50%, 3/25/36	121,332
437	5.75%, 1/25/35	415,226
1,773	5.763%, 4/25/36 (j)	1,285,801
402	6.00%, 2/25/35	407,310
2,676	6.00%, 5/25/36	2,071,120
1,243	6.00%, 4/25/37	989,987
1,043	6.00%, 8/25/37	699,311
827	6.25%, 11/25/36	712,156
1,741	6.25%, 12/25/36 (j)	1,410,975
485	6.50%, 8/25/36	336,318
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
81	2.722%, 2/20/35 (j)	77,966
1,631	5.50%, 10/25/35	1,508,966
735	5.75%, 3/25/37	651,419
1,556	6.00%, 5/25/36	1,427,630
595	6.00%, 2/25/37	530,774
148	6.00%, 4/25/37	134,034
877	6.25%, 9/25/36	764,433
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
442	6.00%, 2/25/37	396,154
1,350	6.75%, 8/25/36	1,020,109

PIMCO Income Strategy Fund Schedule of Investments

October 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
	GSR Mortgage Loan Trust, CMO,
$181	5.50%, 5/25/36	$166,081
5,299	6.00%, 2/25/36	4,851,733
60	Harborview Mortgage Loan Trust, 2.751%, 7/19/35, CMO (j)	52,197
2,114	IndyMac IMSC Mortgage Loan Trust, 6.50%, 7/25/37, CMO	1,336,198
	JPMorgan Alternative Loan Trust, CMO,
2,070	2.756%, 3/25/36 (j)	1,601,362
1,817	5.202%, 3/25/37 (j)	1,343,729
1,200	6.31%, 8/25/36	882,937
	JPMorgan Mortgage Trust, CMO,
642	2.805%, 2/25/36 (j)	555,049
614	3.869%, 1/25/37 (j)	522,594
1,071	5.00%, 3/25/37	954,441
101	5.75%, 1/25/36	92,977
302	6.00%, 8/25/37	263,975
1,669	Merrill Lynch Mortgage Investors Trust, 3.019%, 3/25/36, CMO (j)	1,182,302
4,031	New Century Alternative Mortgage Loan Trust, 6.173%, 7/25/36, CMO (j)	2,750,938
1,127	Residential Accredit Loans, Inc., 6.00%, 6/25/36, CMO	883,503
	Residential Asset Securitization Trust, CMO,
1,113	5.75%, 2/25/36	914,305
443	6.00%, 9/25/36	282,973
770	6.00%, 3/25/37	603,293
1,802	6.00%, 5/25/37	1,575,257
1,146	6.00%, 7/25/37	910,347
1,897	6.25%, 9/25/37	1,362,551
	Residential Funding Mortgage Securities I, CMO,
2,039	3.785%, 8/25/36 (j)	1,728,853
297	6.00%, 9/25/36	267,896
756	6.00%, 1/25/37	669,720
3,876	6.00%, 6/25/37	3,371,353
	Structured Adjustable Rate Mortgage Loan Trust, CMO (j),
1,879	4.697%, 11/25/36	1,530,466
807	5.063%, 3/25/37	610,985
2,505	5.13%, 5/25/36	2,121,849
1,521	5.161%, 1/25/36	1,199,282
835	5.391%, 7/25/36	760,104
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO (j),
2,231	5.35%, 4/25/37	1,849,005
359	5.575%, 2/25/37	300,560
7,335	WaMu Commercial Mortgage Securities Trust, 5.804%, 3/23/45, CMO (a)(c)(j)	7,602,659
	WaMu Mortgage Pass-Through Certificates, CMO (j),
241	2.375%, 9/25/36	212,653
762	4.781%, 2/25/37	709,761
1,058	6.085%, 10/25/36	888,830
923	Washington Mutual MSC Mortgage Pass-Through Certificates Trust, 6.50%, 8/25/34, CMO	962,602
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
1,402	2.614%, 7/25/36 (j)	1,346,911
822	2.616%, 8/25/36 (j)	776,101
393	2.685%, 7/25/36 (j)	358,090
196	2.707%, 4/25/36 (j)	190,175
514	5.75%, 3/25/37	477,959
304	6.00%, 6/25/37	286,923
449	6.00%, 7/25/37	432,285
Total Mortgage-Backed Securities (cost-$80,490,680)		85,970,852

ASSET-BACKED SECURITIES - 5.9%
970	Asset-Backed Funding Certificates, 0.39%, 5/25/37 (a)(c)(j)	875,698
286	Bear Stearns Asset-Backed Securities Trust, 6.50%, 10/25/36	242,464
	Countrywide Asset-Backed Certificates,
3,500	0.73%, 12/25/35 (j)	3,220,819
3,000	5.595%, 8/25/35	2,545,488
	GSAA Home Equity Trust,
8,439	5.772%, 11/25/36 (j)	5,272,469
971	6.295%, 6/25/36	538,808
4,206	Lehman XS Trust, 6.006%, 6/24/46	3,326,040
461	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	465,464
221	Mid-State Trust IV, 8.33%, 4/1/30	231,939
778	Mid-State Trust VII, 6.34%, 10/15/36	825,116
592	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47 (j)	446,710
7,284	Securitized Asset-Backed Receivables LLC Trust, 0.31%, 5/25/36 (j)	4,033,702
Total Asset-Backed Securities (cost-$21,191,102)		22,024,717

Shares
PREFERRED STOCK - 3.5%
Banking - 1.5%
207,100	GMAC Capital Trust I, 8.125%, 2/15/16, Ser. 2 (i)	5,562,706

PIMCO Income Strategy Fund Schedule of Investments

October 31, 2013 (unaudited) (continued)

Shares		Value*
Diversified Financial Services - 2.0%
6,000	Farm Credit Bank, 10.00%, 12/15/20, Ser. 1 (f)	$7,318,125
Total Preferred Stock (cost-$12,332,507)		12,880,831

Principal Amount (000s)
U.S. GOVERNMENT AGENCY SECURITIES (b)- 0.7%
	Fannie Mae, CMO, IO,
$4,959	3.50%, 1/25/43 - 2/25/43	947,431
4,419	4.00%, 11/25/42	792,299
2,358	Freddie Mac, 5.826%, 8/15/42, CMO, IO (j)	552,014
1,679	Ginnie Mae, 3.50%, 1/20/42, CMO, IO	251,673
Total U.S. Government Agency Securities (cost-$2,479,026)		2,543,417

SHORT-TERM INVESTMENTS - 18.6%
Repurchase Agreements - 18.3%
29,100	Banc of America Securities LLC, dated 10/31/13, 0.13%, due 11/1/13, proceeds $29,100,105; collateralized by U.S. Treasury Bonds, 3.125% - 4.50%, due 8/15/39 - 11/15/41, valued at $30,048,802 including accrued interest	29,100,000
16,300	Barclays Capital, Inc., dated 10/31/13, 0.12%, due 11/1/13, proceeds $16,300,054; collateralized by U.S. Treasury Notes, 0.625%, due 11/30/17, valued at $16,614,917 including accrued interest	16,300,000
6,600	Deutsche Bank Securities, Inc., dated 10/31/13, 0.12%, due 11/1/13, proceeds $6,600,022; collateralized by U.S. Treasury Inflation Indexed Notes, 2.00%, due 1/15/14, valued at $6,733,218 including accrued interest	6,600,000
4,000	JPMorgan Securities, Inc., dated 10/31/13, 0.14%, due 11/1/13, proceeds $4,000,016; collateralized by Freddie Mac, 2.255%, due 12/5/22, valued at $4,085,400 including accrued interest	4,000,000
11,100	Morgan Stanley & Co., Inc., dated 10/31/13, 0.13%, due 11/1/13, proceeds $11,100,040; collateralized by U.S. Treasury Notes, 0.875%, due 12/31/16, valued at $11,318,944 including accrued interest	11,100,000
718	State Street Bank and Trust Co., dated 10/31/13, zero coupon, due 11/1/13, proceeds $718,000; collateralized by Fannie Mae, 2.20%, due 10/17/22, valued at $732,971 including accrued interest	718,000
Total Repurchase Agreements (cost-$67,818,000)		67,818,000

U.S. Treasury Obligations (g)(k) - 0.3%
1,340	U.S. Treasury Bills, 0.044%, 1/2/14 (cost-$1,339,901)	1,339,948
Total Short-Term Investments (cost-$69,157,901)		69,157,948

Total Investments (cost-$350,681,679) (l)-100.0%		$371,154,144

Notes to Schedule of Investments:

*

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund’s to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $22,124,028, representing 6.0% of total investments.

(b)	Illiquid.

(c)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	In default.

(e)	Fair-Valued—Security with a value of $27,343, representing less than 0.05% of total investments.

(f)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(g)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(h)	Restricted. The aggregate acquisition cost of such securities is $4,199,404. The aggregate value is $4,897,394, representing 1.3% of total investments.

(i)	Dividend rate is fixed until the first call date and variable thereafter.

(j)	Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on October 31, 2013.

(k)	Rates reflect the effective yields at purchase date.

(l)

At October 31, 2013, the cost basis of portfolio securities for federal income tax purposes was $350,681,679. Gross unrealized appreciation was $21,399,214; gross unrealized depreciation was $926,749; and net unrealized appreciation was $20,472,465. There was no difference between book and tax cost basis.

(m)	Interest rate swap agreements outstanding at October 31, 2013:

OTC swap agreements:

	Notional		Rate Type			Upfront
Swap Counterparty	Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Premiums Paid (Received)	Unrealized Appreciation

Bank of America	$188,000	11/20/18	3-Month USD-LIBOR	2.05%	$1,798,553	$(646,551)	$2,445,104
Citigroup	60,600	11/20/18	3-Month USD-LIBOR	2.05%	579,746	(110,148)	689,894
Deutsche Bank	145,500	11/20/18	3-Month USD-LIBOR	2.05%	1,391,965	(257,286)	1,649,251
Goldman Sachs	100,000	11/20/18	3-Month USD-LIBOR	2.05%	444,197	115,481	328,716
Goldman Sachs	112,000	11/20/18	3-Month USD-LIBOR	2.05%	497,500	(385,558)	883,058
					$4,711,961	$(1,284,062)	$5,996,023

Centrally cleared swap agreements:

	Notional		Rate Type			Unrealized
Broker (Exchange)	Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Appreciation (Depreciation)
Goldman Sachs (CME)	$4,000	6/19/43	2.75%	3-Month USD-LIBOR	$625,325	$384,125
Goldman Sachs (CME)	33,000	12/18/43	3.50%	3-Month USD-LIBOR	794,347	(1,873,273)
					$1,419,672	$(1,489,148)

(n)	Forward foreign currency contracts outstanding at October 31, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value October 31, 2013	Unrealized Appreciation (Depreciation)
Purchased:
21,897,085 Brazilian Real settling 11/4/13	Barclays Bank	$9,941,471	$9,774,611	$(166,860)
13,113,936 Brazilian Real settling 11/4/13	Credit Suisse First Boston	5,953,844	5,853,913	(99,931)
8,277,027 Brazilian Real settling 11/4/13	Credit Suisse First Boston	3,582,140	3,694,772	112,632
21,060,425 Brazilian Real settling 12/3/13	Credit Suisse First Boston	9,641,948	9,335,474	(306,474)
27,952,534 Brazilian Real settling 11/4/13	HSBC Bank	12,573,494	12,477,696	(95,798)
619,282 Brazilian Real settling 11/4/13	HSBC Bank	272,463	276,440	3,977
2,802,650 Brazilian Real settling 11/4/13	Morgan Stanley	1,251,016	1,251,072	56
59,792,115 Brazilian Real settling 11/4/13	Morgan Stanley	26,867,734	26,690,526	(177,208)
3,131,962 Brazilian Real settling 1/3/14	Morgan Stanley	1,358,357	1,379,471	21,114
4,174,000 British Pound settling 11/4/13	BNP Paribas	6,696,122	6,692,588	(3,534)
25,391,000 British Pound settling 11/4/13	Citigroup	41,044,551	40,711,909	(332,642)
350,000 British Pound settling 12/3/13	Citigroup	561,266	561,068	(198)
195,000 British Pound settling 11/4/13	JPMorgan Chase	312,032	312,663	631
171,000 Euro settling 11/4/13	Goldman Sachs	235,980	232,175	(3,805)
402,000 Euro settling 11/4/13	HSBC Bank	545,803	545,815	12
5,599,000 Euro settling 11/4/13	JPMorgan Chase	7,585,474	7,602,038	16,564
Sold:
21,897,085 Brazilian Real settling 11/4/13	Barclays Bank	9,333,000	9,774,611	(441,611)
21,390,964 Brazilian Real settling 11/4/13	Credit Suisse First Boston	9,856,265	9,548,685	307,580
11,771,269 Brazilian Real settling 1/3/14	Deutsche Bank	5,199,094	5,184,647	14,447
27,687,700 Brazilian Real settling 11/4/13	HSBC Bank	11,801,200	12,359,477	(558,277)
884,115 Brazilian Real settling 11/4/13	HSBC Bank	405,000	394,659	10,341
24,639,005 Brazilian Real settling 11/4/13	Morgan Stanley	10,653,441	10,998,574	(345,133)
37,955,761 Brazilian Real settling 11/4/13	Morgan Stanley	17,232,253	16,943,023	289,230
13,065,777 Brazilian Real settling 1/3/14	Morgan Stanley	5,781,318	5,754,812	26,506
420,000 British Pound settling 11/4/13	Citigroup	679,842	673,428	6,414
25,391,000 British Pound settling 12/3/13	Citigroup	41,035,004	40,703,073	331,931
29,340,000 British Pound settling 11/4/13	Deutsche Bank	46,820,919	47,043,733	(222,814)
6,172,000 Euro settling 11/4/13	Goldman Sachs	8,352,685	8,380,029	(27,344)
171,000 Euro settling 12/3/13	Goldman Sachs	235,995	232,190	3,805
450,232 Mexican Peso settling 12/17/13	JPMorgan Chase	33,959	34,392	(433)
				$(1,636,822)

(o)

At October 31, 2013, the Fund held $3,825,000 in cash as collateral and U.S. Treasury Obligations valued at $519,832 and pledged cash collateral of $2,703,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

(p)

The weighted average daily balance of reverse repurchase agreements during the three months ended October 31, 2013 was $10,652,000, at a weighted average interest rate of 0.36%. There were no open reverse repurchase agreements at October 31, 2013.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•                  Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the three months ended October 31, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — Over-the-counter interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at October 31, 2013 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes to Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 10/31/13
Investments in Securities - Assets
Corporate Bonds & Notes:
Airlines	$—	$3,257,265	$6,372,871	$9,630,136
Diversified Financial Services	—	9,261,000	2,457,394	11,718,394
Electric Utilities	—	1,292,437	27,343	1,319,780
All Other	—	68,123,326	—	68,123,326
Municipal Bonds	—	87,784,743	—	87,784,743
Mortgage-Backed Securities	—	85,887,162	83,690	85,970,852
Asset-Backed Securities	—	22,024,717	—	22,024,717
Preferred Stock:
Banking	5,562,706	—	—	5,562,706
Diversified Financial Services	—	7,318,125	—	7,318,125
U.S. Government Agency Securities	—	2,543,417	—	2,543,417
Short-Term Investments	—	69,157,948	—	69,157,948
	5,562,706	356,650,140	8,941,298	371,154,144
Other Financial Instruments* - Assets
Foreign Exchange Contracts	—	1,145,240	—	1,145,240
Interest Rate Contracts	—	6,380,148	—	6,380,148
	—	7,525,388	—	7,525,388
Other Financial Instruments* - Liabilities
Foreign Exchange Contracts	—	(2,782,062)	—	(2,782,062)
Interest Rate Contracts	—	(1,873,273)	—	(1,873,273)
	—	(4,655,335)	—	(4,655,335)
Totals	$5,562,706	$359,520,193	$8,941,298	$374,024,197

At October 31, 2013, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the three months ended October 31, 2013, was as follows:

	Beginning Balance 7/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)		Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 10/31/13
Investments in Securities - Assets
Corporate Bonds & Notes:
Airlines	$9,807,590	$1,386,941	$—	$(6,406)	$—		$(1,557,989)	$—	$(3,257,265)	$6,372,871
Diversified Financial Services	—	2,449,547	(3,333)	105	40		11,035	—	—	2,457,394
Electric Utilities	27,382	—	—	—	—		(39)	—	—	27,343
Mortgage-Backed Securities	7,858,372	—	(186,172)	(14,896)	(12,344	)†	41,389	—	(7,602,659)	83,690
U.S. Government Agency Securities	3,728,708	31,076	(3,849,405)	—	57,771		31,850	—	—	—
Totals	$21,422,052	$3,867,564	$(4,038,910)	$(21,197)	$45,467		$(1,473,754)	$—	$(10,859,924)	$8,941,298

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at October 31, 2013:

	Ending Balance at 10/31/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities - Assets
Corporate Bonds & Notes	$8,830,265	Third-Party Pricing Vendor	Single Broker Quote	$99.26-$113.00
	27,343	Benchmark Pricing	Security Price Reset	$2.49
Mortgage-Backed Securities	$83,690	Third-Party Pricing Vendor	Single Broker Quote	$24.00

† Relates to paydown shortfall.

* Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

** Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at October 31, 2013 was $(1,043,249).

Glossary:

£ - British Pound

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

€ - Euro

FRN - Floating Rate Note

GO - General Obligation Bond

IO - Interest Only

LIBOR - London Inter-Bank Offered Rate

OTC - Over-the-Counter

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Income Strategy Fund

By	/s/ Brian S. Shlissel
Brian S. Shlissel,
President & Chief Executive Officer

Date:	December 23, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date:	December 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
Brian S. Shlissel,
President & Chief Executive Officer

Date:	December 23, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date:	December 23, 2013